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                                                                    EXHIBIT 99.1

                      AMERICAN INDUSTRIAL PROPERTIES REIT


                            CERTIFICATE OF INSPECTOR

        The undersigned Inspector of Election for the Annual Meeting of shareholders of American Industrial properties REIT held on June 30, 1997, does hereby certify:

        1. A total of 10,000,000 shares of common stock of the company were entitled to vote at the meeting.

        2. The holders of at least 8,164,759 shares of common stock of the Company entitled to vote were present, in person or by proxy, at the meeting, constituting a quorum for the transaction of all business considered at the meeting.

        3.  Authorization of additional Common Shares.

            FOR: 6,981,043      AGAINST: 1,100,958      ABSTAIN:   82,758

        4. Adoption of the Third Amended and Restated Declaration of Trust which includes provisions limiting share ownership, dealing with business combinations, allowing dividends to be paid in cash or shares and allowing the Board to take any action necessary to preserve the Trust's REIT status.

            FOR: 7,109,419      AGAINST:   949,729      ABSTAIN:  105,611
                ----------              ----------              ---------

        5.  Authorization of Preferred Shares.

            FOR: 6,736,036      AGAINST: 1,317,008      ABSTAIN:  111,715
                ----------              ----------              ---------

        6.  Elimination of Cumulative Voting.

            FOR: 6,801,305      AGAINST: 1,236,479      ABSTAIN:  126,974
                ----------              ----------              ---------

        7. Conversion of debt to USAA REALCO into Common Shares and, if proposal one is not approved, authorization of additional Common Shares to permit such conversion.

            FOR: 7,206,715      AGAINST:   867,272      ABSTAIN:   90,772
                ----------              ----------              ---------

        8. Conversion of debt to Morgan Stanley affiliates and clients into Common Shares and, if proposal one is not approved, authorization of additional Common Shares to permit such conversion.

            FOR: 7,193,272      AGAINST:   867,532      ABSTAIN:  103,955
                ----------              ----------              ---------

        9. Issuance of up to $15 million of convertible debt securities and, if proposal one is not approved, authorization of additional Common Shares to permit such conversion.

            FOR: 6,915,641      AGAINST: 1,142,203      ABSTAIN:  103,955
                ----------              ----------              ---------

        10. Adoption of Employee and Trust Manager Incentive Plan.

            FOR: 6,751,846      AGAINST: 1,281,834      ABSTAIN:  131,080
                ----------              ----------              ---------

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        11. Election of Trust Managers.

                                         Withhold         Withhold
                        For All          Authority        Authority
Nominees                Nominees         All Nominees     Individual     Total
--------------------------------------------------------------------------------
William H. Bricker     9,215,881             338,965        68,779     9,623,625
--------------------------------------------------------------------------------
T. Patrick Duncan      9,256,995             338,965        27,665     9,623,625
--------------------------------------------------------------------------------
Robert E. Giles        9,240,266             338,965        44,394     9,623,625
--------------------------------------------------------------------------------
Edward B. Kelly        9,257,670             338,965        26,990     9,623,625
--------------------------------------------------------------------------------
Charles W. Wolcott     9,208,841             338,965        75,819     9,623,625
--------------------------------------------------------------------------------


        12. Ratification of selection of Ernst & Young LLP as independent auditors.

            FOR: 9,479,693      AGAINST:    90,315      ABSTAIN:    53,219
               -----------              ----------              ----------

        13. Postponement or adjournment of the Annual Meeting for the solicitation of additional votes if necessary.

            FOR: 8,367,838      AGAINST: 1,133,297      ABSTAIN:   122,089
                ----------              ----------              ----------

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June 1997.


                                                /s/  HARRIET C. YATES
                                                --------------------------
                                                Harriet C. Yates, Inspector